EXHIBIT 99.2

MERGER PRESENTATION April 25, 2011

2 Important Notices Forward-Looking Statements This presentation contains "forward-looking" statements regarding the merger of Cumulus, CMP and Citadel and related financing, which include expected earnings, revenues, cost savings, leverage, operations, business trends and other such items, that are based on current expectations and estimates or assumptions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward-looking statements. Such factors, include, but are not limited to, the possibility that the merger or the related financing is not consummated, the failure to obtain necessary regulatory or stockholder approvals or to satisfy any other conditions to the merger, the failure to realize the expected benefits of the merger, and general economic and business conditions that may affect the companies before or following the merger. For additional information regarding risks and uncertainties associated with Cumulus, see Cumulus' filings with the Securities and Exchange Commission ("SEC"), including its Form 10-K for the year ended December 31, 2010 and subsequently filed periodic reports. Cumulus assumes no responsibility to update the forward-looking statements contained in this presentation as a result of new information, future events or otherwise. Additional Information This presentation is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Citadel or Cumulus. Cumulus will file a registration statement and an information statement with the Securities and Exchange Commission (the "SEC") in connection with the proposed merger. INVESTORS ARE URGED TO READ THOSE FILINGS, AND ANY OTHER FILINGS MADE BY CUMULUS WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Those documents, when filed, as well as Cumulus' other public filings with the SEC, may be obtained without charge at the SEC's website at www.sec.gov and at Cumulus' website at www.cumulus.com.

3 Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation A COMPELLING INVESTMENT OPPORTUNITY Largest pure-play public radio company Critical mass required to invest/compete in local digital marketplace Optimal platform for further consolidation and increased vertical integration Best in class technology platform Significant synergies and optimized capital structure Unique opportunity to invest in a liquid $1bn+ market cap

4 Cumulus Media, Inc. ("Cumulus" or "CMI") will acquire Citadel Broadcasting Corporation ("Citadel" or "CDL") for 7.6x 2011 expected EBITDA adjusted for synergies Implied pro forma combined company multiple of 7.7x 2011 EBITDA adjusted for synergies based on merger consideration price Implied pro forma combined company 2011 FCF per share of at least $1.10 / share Citadel shareholders to receive $37.00 per share in cash and/or Cumulus equity at closing Maximum cash of $30.00 per share pro rata / Maximum equity of $14.00 per share pro rata Exchange ratio set based on pre-announcement VWAP of Cumulus of $4.34; implies an exchange ratio of 8.525 shares of Cumulus stock per each share of Citadel Cumulus will issue 80.8-161.7 million shares to Citadel shareholders Transaction expected to close in Q3 Crestview Partners & Macquarie Capital will contribute up to $500 million of equity at the same implied price Crestview will invest $225 million - $250 million in common stock Macquarie will invest $25 million - $250 million in common stock (up to $125mm to be non-convertible preferred stock) Cumulus has a committed financing package to borrow up to $3.025 billion (including revolver) Expected net debt at close of approximately $2.8 billion if 81% or greater of CDL shares elect cash Expected net debt at close of approximately $2.6 billion if 38% or greater of CDL shares elect equity Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation TRANSACTION SUMMARY THE MERGER OF CUMULUS MEDIA, INC. AND CITADEL BROADCASTING CORPORATION WILL COMBINE THE #2 AND #3 U.S. RADIO GROUPS* * Cumulus and Citadel represent the #2 and #3 U.S. radio groups by station count and #4 and #3 U.S. radio groups by total billings, respectively.

5 Synergies of at least $50mm with a capitalized value of approximately $1.50 to $2.00 of value per share Large and liquid vehicle for investors to play the local ad market recovery Significantly enhanced equity market capitalization enables greater trading liquidity Expected to attract widespread equity and credit research coverage Deleveraging transaction for Cumulus to de-risk the capital structure Pro forma leverage at CMI/CMP combined will decrease by up to a full turn after the transaction closes Refinance all three capital structures into one balance sheet; greatly simplified capital structure Lowers cost of capital for highly accretive acquisition opportunities Increases market and revenue diversification Leverages and exploits best-in-class technology platform, operating systems and digital media initiatives across a much larger platform Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation CREATES SHAREHOLDER VALUE

6 Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation A NATIONAL FOOTPRINT WITH MINIMAL OVERLAP MERGER CREATES LARGEST PURE-PLAY RADIO BROADCASTER WITH MORE THAN 570 RADIO STATIONS IN 120 MARKETS COMBINATION BRINGS THE SCALE NECESSARY TO INVEST AND COMPETE IN THE LOCAL DIGITAL MEDIA MARKETPLACE

7 Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation STRONG FCF YIELD RELATIVE TO PEERS 2011 FCF YIELD COMPARISON1 Note: 1 Equity values as of 3/14/2011 2 Includes all public radio broadcasters with forward FCF estimates (ETM and SGA) 3 Based on average '10A/'11E FCF; includes all public TV broadcasters with forward FCF estimates (GTN, TVL and SBGI) 4 Includes all public cable and pay TV companies with forward FCF estimates (CVC, CMCSA, CHTR and TWC) 5 Includes all public diversified media companies with forward FCF estimates (CBS, VIA, DIS, TWX, NWS, CMCSA, DISCA, SNI and DWA) 6 Includes all public outdoor companies with forward FCF estimates (CCO, LAMR and DEC)

8 Strong 2010 Adjusted EBITDA Performance Relative to Peers Note: 1 Includes Beasley ("BBGI"), Entercom ("ETM"), Radio One ("ROIA"), Salem ("SALM"), Saga ("SGA") and Clear Channel ("CCU") 2010 ADJ. EBITDA AS A % OF 2007 EBITDA 2010 ADJ. EBITDA MARGIN COMPARISON Note: 1 Pro forma for $6.3mm addback from the amended Nielsen contract 2 EMMS LTM as of 11/30/10 3 CCU Radio adjusted EBITDA assumes pro-rated corporate overhead based on radio and outdoor revenue breakout 4 FYE 2010 BCF margin shown (assumes no corporate overhead)

9 Head-To-Head Comparison Notes: 1 Pro forma for $6.3mm addback from the amended Nielsen contract 2 CDL stations adjusted EBITDA assumes pro-rated corporate overhead based on station and network revenue breakout 3 Includes $50+ million of synergies 4 Based on CMI, CMP and CDL stations only; excludes CDL Network; revenue weighted per BIA 2010

10 Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation PRO FORMA CDL+CMI+CMP $50+ mm of expected synergies

11 Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation CUMULUS' SYSTEM-BASED OPERATING CULTURE STRATUS A Suite of 8 Distinct Software Applications to Manage the Enterprise Sales Programming Engineering/ Technical Business Interactive Post-consolidation Management Structure Employing 20+ Senior Executives Across Every Functional Area Industry's Second- largest Platform with 350 Stations Operational Efficiencies Market Leverage Driving Performance Through Structure and Accountability Proprietary Technologies Operating Systems Centralization Leverage/Scale Operating System and Technology Platform Strategic Planning Corporate Finance M&A/Corporate Development Financial/SEC Reporting Expense Management Quality Control Information Systems Human Resources/Benefits Cumulus Media's proprietary management system and technology platform create operating efficiencies through the centralized management of:

12 Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation EXPENSE SYNERGIES DRIVEN BY DUPLICATIVE COSTS AND SCALE-BASED OPERTING EFFICIENCIES WE EXPECT TO ACHIEVE $50+MM OF EXPENSE SYNERGIES OVER THE NEXT TWO YEARS IN ADDITION, CUMULUS HAS IDENTIFIED SIGNIFICANT POTENTIAL REVENUE UPSIDE Corporate Operations Overlap Markets Network Total Synergies = $50+ million

13 Critical mass necessary to develop social commerce initiatives Combined entity will be attractive for recruiting and development of new sales, programming and management talent Scale for incremental leverage- CAPEX, other vendors Necessary scale to invest in technology-based initiatives including "Personalized" and "Interactive" Radio Well-positioned for highly accretive acquisitions Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation FUTURE OPPORTUNITIES A MERGER OF CUMULUS AND CITADEL WILL STRONGLY POSITION THE COMPANY FOR THE FUTURE

14 Cumulus + CMP + Citadel = A Dynamic Platform for Value Creation A COMPELLING INVESTMENT OPPORTUNITY Largest pure-play public radio company Critical mass required to invest/compete in local digital marketplace Optimal platform for further consolidation and increased vertical integration Best in class technology platform Significant synergies and optimized capital structure Unique opportunity to invest in a liquid $1bn+ market cap